UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (303) 839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act. ☐

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by Hallador Energy Company (“Hallador”) to include certain historical carve-out financial statements of the Merom Generating Station of Hoosier Energy Rural Electric Cooperative, Inc. (“Hoosier”) as of and for the nine months ended September 30, 2022 and certain pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Historical unaudited carve-out financial statements and related notes of Hoosier’s Merom Generating Station as of and for the nine months ended September 30, 2022
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hallador Energy Company
(Registrant)

Date: July 19, 2023	By:	/s/ Lawrence D. Martin
Lawrence D. Martin
Chief Financial Officer